UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2015

GIA Investments Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-169955	42-1772642
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Room B1, 14 F, Number 85, Section 4,
Ren’ai Road, Da’an District
Taipei City, Taiwan
(Address of principal executive offices and Zip Code)

775.851.7397
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Heer Hsiao resigned as director effective August 18, 2015.  There has been no disagreement between the Company and Heer Hsiao regarding any matter relating to Company’s operations, policies or practices.  A copy of Heer Hsiao’s letter of resignation is filed as an exhibit to this Form 8-K.

Heer Hsiao was provided a copy of the disclosures made herein no later than the date of filing on this Form 8-K and has been provided with the opportunity to furnish the Company with a response letter addressed to the Company indicating whether he agrees or disagrees with the disclosures made herein.  A copy of that response letter from Heer Hsiao is filed as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)  The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

1.1	Letter of Resignation dated August 18, 2015
1.2	Letter of Response dated August 20, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the GIA Investments Corp. has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

GIA Investments Corp.

Dated: August 20, 2015	By:	/s/ Heer Hsiao
Heer Hsiao
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Letter of Resignation dated August 18, 2015
1.2	Letter of Response dated August 20, 2015